Exhibit 99.1

Aadi Bioscience Transforms with In-Licensing of Novel ADC Portfolio, $100 Million Sale of FYARRO® and $100 Million PIPE Financing

Aadi Enters into Exclusive License for Three-Asset ADC Portfolio Developed through a Collaboration between WuXi Biologics and HANGZHOU DAC

Aadi Enters Agreement to Sell FYARRO® and Associated Infrastructure to KAKEN Pharmaceutical for $100M; Announces PIPE Financing of $100M

Cumulative Capital Expected to Fund Operations into Late 2028, Including Anticipated Clinical Data for the ADC Portfolio

Co-Founder and Former CEO of ProfoundBio, Baiteng Zhao, Appointed to Aadi Board of Directors

Aadi to Hold Webcast and Conference Call on December 20 at 8:00 AM EST

LOS ANGELES, CA, December 19, 2024 – Aadi Bioscience, Inc. (NASDAQ: AADI) today announced it has entered into an exclusive license agreement for development and global commercialization of a three-asset portfolio of preclinical, next-wave antibody-drug conjugates (ADCs), in collaboration with WuXi Biologics (2269.HK), a leading global Contract Research, Development and Manufacturing Organization (CRDMO), and HANGZHOU DAC BIOTECHNOLOGY CO., LTD. (HANGZHOU DAC), a global leader in ADC innovation.

Per the terms of the license agreement, Aadi is granted exclusive rights to certain patents and know-how pertaining to three preclinical ADC programs leveraging HANGZHOU DAC’s CPT113 linker payload technology targeting each of Protein Tyrosine Kinase 7 (PTK7), Mucin-16 (MUC16) and Seizure Related 6 Homolog (SEZ6). Aadi will pay aggregate upfront payments of $44 million for in-licensing such ADC programs. Additionally, Aadi is obligated to pay cumulative development milestone payments of up to $265 million, cumulative commercial milestone payments of up to $540 million and single-digit royalties of sales.

To support this transaction, Aadi entered into a subscription agreement with certain qualified institutional buyers and accredited investors for a private investment in public equity (“PIPE”) financing that is expected to result in gross proceeds of approximately $100 million, before deducting placement agent fees and other offering expenses. The Company is selling an aggregate of 21,592,000 shares of its common stock (“Common Stock”) at a price of $2.40 per share, representing a premium of approximately 3.4% to the closing price on December 19, 2024 on Nasdaq, and pre-funded warrants (“Pre-Funded Warrants”) to purchase up to an aggregate of 20,076,500 shares of Common Stock at a purchase price of $2.3999 per Pre-Funded Warrant share.

The syndicate was led by Ally Bridge Group, with participation from new investors OrbiMed, Invus, Kalehua Capital and other accredited investors, Tae Han co-founder of ProfoundBio, as well as existing investors, including Avoro Capital, KVP Capital and Acuta Capital Partners. The PIPE financing is expected to close in the first half of 2025, subject to stockholder vote and satisfaction of customary closing conditions.

“I’m thrilled to announce our partnership with WuXi Biologics and HANGZHOU DAC to bring forward this thoughtfully selected ADC portfolio. We were deliberate in identifying broadly expressed tumor targets where first-generation ADCs have already shown proof of concept. With our next wave ADC portfolio, we aim to build upon these earlier therapies to deliver improved outcomes for people living with cancer,” said David Lennon, PhD, President and CEO of Aadi Bioscience. “The financing underscores the confidence our investors have in both the potential of this portfolio and the strength of Aadi’s management team.”

About the ADC Portfolio

Each of the three ADC assets utilizes HANGZHOU DAC’s CPT113 ADC platform, which consists of a highly stable yet cleavable linker that delivers a Topoisomerase I (TOPO1) inhibitor payload. The CPT113 platform’s linker stability and novel payload has the potential to be highly competitive among the next generation ADC platforms.

To effectively leverage the CPT113 platform, Aadi selected tumor targets that are upregulated in high-potential cancer indications and where clinical efficacy has been demonstrated by first-generation ADCs.

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PTK7-CPT113 potentially represents a differentiated opportunity to be among the first next-wave ADCs in clinical development for high PTK7 expressing cancers, including non-small cell lung cancer (NSCLC), ovarian cancer and several other major indications.

•	mMUC16-CPT113 is the first ADC that targets membrane-bound portion of MUC16, a glycoprotein often overexpressed in cancers of female origin.

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biSEZ6-CPT113 is designed to address the neuronal target, SEZ6, which is often overexpressed in cancers of neuroendocrine origin. biSEZ6-CPT113 utilizes a dual epitope binding, or biparatopic, approach which can potentially improve internalization and effectiveness of the ADC.

These assets were discovered through the collaborative efforts of WuXi Biologics and HANGZHOU DAC, utilizing the innovative antibody discovery platform provided by WuXi Biologics and advanced linker-payload technology provided by HANGZHOU DAC.

“Leveraging our advanced antibody discovery service, we’re glad to enable Aadi to accelerate the discovery of precision therapies targeting some of the most challenging cancers,” said Dr. Chris Chen, CEO of WuXi Biologics. “This collaboration underscores our wide recognition as an industry leader in discovery service solutions, and further validates our ability to provide integrated discovery technology platforms for global partners to develop next-generation modalities. We look forward to partnering with Aadi and HANGZHOU DAC to expeditiously move these assets forward into clinical development and benefit patients worldwide.”

“HANGZHOU DAC’s CPT-ADC platform is designed to enable next wave ADC capabilities that surpass first-generation technologies, including two programs already in clinical development in China,” said Dr. Robert Y. Zhao, President and CEO of HANGZHOU DAC Biotechnology. “As a global leader in ADC innovation, we are excited to partner with Aadi and WuXi Biologics to deliver this promising portfolio to patients.”

Aadi to Sell FYARRO for $100 Million, Cumulative Capital Expected to Fund Operations into Late 2028

In a separate agreement, KAKEN Pharmaceutical Co., Ltd., an R&D driven pharmaceutical company in Japan, has entered into a stock purchase agreement under which KAKEN will acquire Aadi Subsidiary, Inc. and all of its assets, including FYARRO® (sirolimus protein-bound particles for injectable suspension) (albumin-bound) and associated infrastructure, including the majority of Aadi employees who support the FYARRO® business. FYARRO is approved by the U.S. Food and Drug Administration (FDA) for the treatment of adult patients with locally advanced unresectable or metastatic malignant perivascular epithelioid cell tumor (PEComa), with cumulative revenue of $25.2 million reported over the prior four quarters ended September 30, 2024.

Per the terms of the agreement, Kaken will pay Aadi $100 million in cash at closing, subject to certain adjustments. The transaction is expected to close in the first half of 2025, subject to Aadi stockholder approval and certain closing conditions. Upon the closing of this transaction, KAKEN will also acquire the rights to the Aadi name and trademark.

“We are enormously proud of the impact FYARRO has had for people with PEComa, and Kaken’s capabilities, coupled with the proven track record of the Aadi team, ensures physicians and patients will continue to have access to this critical treatment,” said Lennon.

The net proceeds from the PIPE financing and the sale of FYARRO, together with the Company’s existing cash, cash equivalents and marketable securities are expected to fund operations into late-2028, including anticipated clinical data readouts for the ADC portfolio.

Baiteng Zhao Appointed to the Board of Directors, Brings Significant ADC Expertise

Baiteng Zhao, PhD, joins Aadi’s board of directors. Zhao co-founded ProfoundBio, a clinical stage next-gen ADC developer, in 2018 and served as the Chairman and CEO of the company until it was acquired by Genmab for $1.8 billion in May 2024. Prior to ProfoundBio, Dr. Zhao worked at Seagen (now part of Pfizer) for more than eight years and was responsible for the modeling and simulation strategies for the development pipeline and supported preclinical and clinical development of ADC drug candidates.

“We are delighted to welcome Baiteng to our Board. His deep expertise and successful track record in ADC development will be instrumental as we tenaciously move this exciting portfolio forward,” said Caley Castelein, MD, Chair of the Board of Directors of Aadi Bioscience.

“I am thrilled to join the Board at this pivotal moment for Aadi,” said Baiteng Zhao, PhD, Board of Directors of Aadi Bioscience and co-founder of ProfoundBio. “PTK7, MUC16 and SEZ6 represent highly promising targets that are commonly overexpressed in cancers with significant unmet therapeutic needs. Coupled with an advanced linker-payload platform that has the potential to enable next-gen ADCs, I believe Aadi is uniquely positioned to make a meaningful impact on patient outcomes. I look forward to collaborating with the leadership team and fellow Board directors to advance these innovative programs and drive transformative progress for patients.”

Advisors

Leerink Partners is serving as financial advisor to Aadi on the sale of FYARRO and the licensing of the ADC portfolio. Jefferies LLC is acting as exclusive placement agent for the PIPE financing. Wilson Sonsini Goodrich & Rosati, P.C. is serving as legal counsel to Aadi. McDermott Will & Emery LLP is serving as legal counsel to Kaken. Cooley LLP is serving as legal counsel to Jefferies LLC. Nomura Securities Co., Ltd. is serving as financial advisor to KAKEN.

Conference Call Information

The Aadi management team is hosting a conference call and webcast tomorrow, Friday, December 20th at 8:00 AM EST (5:00 AM PST) to discuss these updates. Participants may access a live webcast of the call and the associated slide presentation on these data through the “Investors & News” page of the Aadi Bioscience website at aadibio.com. To participate via telephone, please register in advance at this link. Upon registration, all telephone participants will receive a confirmation email detailing how to join the conference call, including the dial-in number along with a unique passcode and registrant ID that can be used to access the call. A replay of the conference call and webcast will be archived on the Company’s website for at least 30 days.

Additional Information for Stockholders

This communication relates to the proposed sale of FYARRO and the proposed PIPE financing and may be deemed to be solicitation material in respect of such transactions. In connection with these proposed transactions, Aadi will file a Proxy Statement with the SEC. This communication is not a substitute for the Proxy Statement or any other documents that Aadi may file with the SEC or send to Aadi stockholders in connection with the proposed transactions. Before making any voting decision, investors and securityholders are urged to read the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions and related matters.

Stockholders may obtain a copy of the Proxy Statement and other documents the Company files with the SEC (when they are available) through the website maintained by the SEC at www.sec.gov, as well as on the Investor and News section of Aadi’s website at www.aadibio.com.

Certain stockholders of Aadi holding approximately 36% of Aadi’s outstanding shares, as of the date hereof, including members of its board of directors and related entities, have entered into voting and support agreements in favor of KAKEN Pharmaceutical and Aadi, pursuant to which such stockholders have agreed to vote in favor of the stock purchase transaction with KAKEN Pharmaceutical and the other transactions described above.

Participants in the Solicitation

Aadi and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Aadi in connection with the proposed transactions. Information about Aadi’s directors and executive officers is set forth in Aadi’s definitive proxy statement filed with the SEC on April 26, 2024, and in subsequent filings made by Aadi with the SEC. Other information regarding the interests of such individuals, as well as information regarding Aadi’s directors and executive officers and other persons who may be deemed participants in the proposed transactions, will be set forth in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities nor a solicitation of any vote or approval with respect to the proposed transactions or otherwise, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The offer and sale of securities of Aadi described above are being made in a transaction not involving a public offering and the securities have not been registered under the Securities Act of 1933, as amended, and may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements. Concurrently with the execution of the subscription agreement, the Company and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file, following the closing of the PIPE financing, a registration statement with the SEC registering the resale of the shares of Common Stock and the shares of Common Stock underlying the Pre-Funded Warrants sold in the PIPE financing.

About Aadi Bioscience

Aadi is a precision oncology company with a vision to make bold choices in applying technology to efficiently deliver improved precision oncology therapies for people living with difficult-to-treat cancers. More information on the Company is available on the Aadi website at www.aadibio.com and connect with us on LinkedIn.

Forward-Looking Statements

This press release contains certain forward-looking statements regarding the business of Aadi Bioscience that are not a description of historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the Company’s current beliefs and expectations and may include, but are not limited to, statements relating to: the timing and completion of the proposed sale of FYARRO to Kaken Pharmaceuticals and the anticipated timing of the closing of the transaction; expectations regarding the timing, closing and completion of the PIPE financing; Aadi’s expected cash position at the closing and cash runway of the company following the sale of FYARRO and PIPE financing; the future operations of Aadi; the development and potential benefits of any of Aadi’s product candidates, including the preclinical ADC assets proposed to be licensed from WuXi; anticipated preclinical and clinical development activities and related timelines, including the expected timing for announcement of data and other preclinical and clinical results and potential submission of IND filings for one or more product candidates; and other statements that are not historical fact. Actual results could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks associated with (i) the risk that the conditions to the closing of the proposed sale of FYARRO or the PIPE financing are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Kaken and Aadi to consummate the proposed sale of FYARRO; (iii) risks related to Aadi’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending the closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) unexpected costs, charges or expenses resulting from the transactions; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed sale of FYARRO or the proposed PIPE financing; (vii) the uncertainties associated with Aadi’s product candidates, as well as risks associated with the preclinical and clinical development and regulatory approval of product candidates, including potential delays in the completion of preclinical studies and clinical trials; (viii) risks related to the inability of Aadi to obtain sufficient additional capital to continue to advance these product candidates; (ix) uncertainties in obtaining successful preclinical and clinical results for product candidates and unexpected costs that may result therefrom; (x) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (xi) risks associated with the possible failure to realize certain anticipated benefits of the proposed sale of FYARRO or the proposed PIPE financing, including with respect to future financial and operating results.

Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the caption “Item 1A. Risk Factors,” and in Aadi’s subsequent Quarterly Reports on Form 10-Q, and elsewhere in Aadi’s reports and other documents that Aadi has filed, or will file, with the SEC from time to time and available at www.sec.gov.

All forward-looking statements in this press release are current only as of the date hereof and, except as required by applicable law, Aadi undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. This cautionary statement is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Contact:

IR@aadibio.com